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                                                                               .
                                                                               .
                                                                               .
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

                       FOR MINISTRY USE ONLY                                                      ONTARIO CORPORATION
                  A L'USAGE EXCLUSIL DU MINISTERE                                                 NUMERO DE LA SOCIETE
                                                    Ministere de                                         1329507
                                                    la Consommation                             --------------------------------
                                                    et du Commerce
                 CERTIFICATE                        CERTIFICAT
                 This is to certify that these      Ceci certifie quo les presente
                 articles are effective on          statuts entrent en vigueur en

                 DECEMBER 14                        DECEMBRE, 1998
                 ------------------------------------------------------------------
                          /s/
                                       Director/Directeur
                           __ Act/Loi sur les societes par actions


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
------------------------------------------------------------------------------------------------------------------------------------
                                                           ARTICLES OF INCORPORATION
                                                              STATUS CONSTITUTIFS
    FORM 1
   BUSINESS
 CORPORATIONS
      ACT
                 1.       THE NAME OF THE CORPORATION IS                          DENOMINATION SOCIALE DE LA SOCIETE
                          ----------------------------------------------------------------------------------------------------------
                                                           1329507 ONTARIO INC.
                          ----------------------------------------------------------------------------------------------------------
   FORMULE 1
  LOI SUR LES             ----------------------------------------------------------------------------------------------------------
 SOCIETES PAR
    ACTIONS               ----------------------------------------------------------------------------------------------------------

                 2.       THE ADDRESS OF THE REGISTERED OFFICE:                   ADRESSE DU SIEGE SOCIAL:

                                               Suite 2700, Toronto Dominion Bank Tower, Toronto-Dominion Centre
                          ----------------------------------------------------------------------------------------------------------
                                         (STREET & NUMBER, OR R.R. NUMBER & IF MULTI-OFFICE BUILDING GIVE ROOM NO.)
                               (RUE ET NUMERO, OU NUMERO DE LA R.R. ET, S'IL S'AGIT D'UN EDIFICE A BUREAUX, NUMERO DU BUREAU)


                                               Toronto, Ontario                                             M5K 1E6
                          ----------------------------------------------------------------------------------------------------------
                                      (NAME OF MUNICIPALITY OR POST OFFICE)                               (POSTAL CODE)
                                  (NOM DE LA MUNICIPALITE OU DU BUREAU DE POSTE)                          (CODE POSTAL)


                 3.       NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF      NOMBRE (OU NUMBERS MINIMAL ET MAXIMAL)
                          DIRECTORS IS:                                  D'ADMINISTRATEURS:

                          A minimum of one and a maximum of ten.


                 4.       THE FIRST DIRECTOR(s) IS/ARE:           PREMIER(s) ADMINISTRATEUR(s):                    RESIDENT
                                                                                                                   CANADIAN
                                                                                                                   STATE
                          FIRST NAME, INITIALS AND SURNAME     RESIDENCE ADDRESS, GIVING STREET & NO. OR R.R.      YES OR NO
                          PRENOM, INITIALES ET NOM DE          NO., MUNICIPALITY AND POSTAL CODE                   RESIDENT
                          FAMILLE                              ADRESSE PERSONNELLE, Y COMPRIS LA RUE ET LE         CANADIEN
                                                               NUMERO, LE NUMERO DE LA R.R., LE NOM DE LA          OUI/NON
                                                               MUNICIPALITE ET LE CODE POSTAL
                          ----------------------------------------------------------------------------------------------------------

                          Joan Cameron                         25 The Esplanade                                    Yes
                                                               Apt. 612
                                                               Toronto, Ontario
                                                               M5E 1W5


DYE & DURHAM
FORM 1 (B.C.A)
   07/96

  CBR 190
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                 5.       RESTRICTIONS, IF ANY, ON BUSINESS THE           LIMITES, S'IL Y A LIEU, IMPOSEES AUX ACTIVITES
                          CORPORATION MAY CARRY ON OR ON POWERS THE       COMMERCIALES OU AUX POUVOIRS DE LA SOCIETE.
                          CORPORATION MAY EXERCISE.


                          There are no restrictions.






                 6.      THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES    CATEGORIES ET NOMBRE MAXIMAL, S'IL Y A LIEU, D'ACTIONS
                         THAT THE CORPORATION IS AUTHORIZED TO ISSUE:    QUE LA SOCIETE EST AUTORISEE A EMETTRE:


                         The corporation is authorized to issue an unlimited number of common shares.








     07/96


    CBR 190
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                                       2
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                 7.       RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS       DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS,
                          (IF ANY) ATTACHING TO EACH CLASS OF SHARES AND        S'IL Y A LIEU, RATTACHES A CHAQUE CATEGORIE
                          DIRECTORS AUTHORITY WITH RESPECT TO  ANY CLASS        D'ACTIONS ET POUVOIRS DES ADMINISTRATEURS RELATIFS
                          OF SHARES WHICH MAY BE ISSUED IN SERIES:              A CHAQUE CATEGORIE D'ACTIONS QUI PEUT ETRE EMISE
                                                                                EN SERIE:

                          (1)  The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

                               (a)  PAYMENTS OF DIVIDENDS: The holders of the common shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the
                                    Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the common shares, the board of directors may in their sole discretion declare dividends on the common shares to the exclusion of any other class of shares of the Corporation.

                               (b)  PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING-UP: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the common shares shall, subject to the rights of the holders of any other class of shares of the
                                    Corporation entitled to receive the assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the common shares, be entitled to participate concurrently in any distribution of the assets of the Corporation.

                               (c)  VOTING RIGHTS: The holders of the common shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each common share held at all such meetings.








     07/96

    CBR 190
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                                       3
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

                 8.       THE ISSUE, TRANSFER OR OWNERSHIP OF SHARES            L'EMISSION, LE TRANSFERT OU LA PROPRIETE D'ACTIONS
                          IS/IS NOT RESTRICTED AND THE RESTRICTIONS (IF         EST/N'EST PAS RESTREINT.  LE RESTRICTIONS, S'IL Y A
                          ANY) ARE AS FOLLOWS:                                  LIEU, SONT LES SUIVANTES:



                          No share in the capital of the Corporation shall be transferred without the consent of the directors expressed by the votes of a majority of the directors at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors.







     07/96

    CBR 190
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                                       4
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

                 9.       OTHER PROVISIONS, IF ANY, ARE:                        AUTRES DISPOSITIONS, S'IL Y A LIEU:



                          (1)  The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

                          (2)  Any invitation to the public to subscribe for securities of the Corporation is prohibited.





     07/96

    CBR 190
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                                       5
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

                 10.      THE NAMES AND ADDRESSES OF THE INCORPORATORS        NOM ET ADRESSE DES FONDATEURS
                          ARE FIRST NAME, INITIALS AND SURNAME OR CORPORATE   FULL RESIDENCE ADDRESS OR ADDRESS OF REGISTERED
                          NAME PRENOM, INITIALE ET NON DE FAMILLE OU          OFFICE OR OF PRINCIPAL PLACE OF BUSINESS GIVING
                          DENOMINATION SOCIALE                                STREET & NO. OR R.R. NO., MUNICIPALITY AND POSTAL CODE
                                                                              ADRESSE PERSONNELLE AU COMPLET, ADRESSE DU SIEGE
                                                                              SOCIAL OU ADRESSE DE L'ETABLISSEMENT PRINCIPAL, Y
                                                                              COMPRIS LA RUE ET LE NUMERO, LE NUMERO DE LA R.R., LE
                                                                              MON DE LA MUNICIPALITE ET LE CODE POSTAL

                          ----------------------------------------------------------------------------------------------------------

                          CARTAN LIMITED                                      Suite 4700
                                                                              Toronto Dominion Bank Tower
                                                                              Toronto-Dominion Centre
                                                                              Toronto, Ontario
                                                                              M5K 1E6

















                      THESE ARTICLES ARE SIGNED IN DUPLICATE.                 LES PRESENTS STATUTS SONT SIGNES EN DOUBLE EXEMPLAIRE.




                       -----------------------------------------------------------------------------------------------------------
                                                              SIGNATURES OF INCORPORATORS
                                                              (SIGNATURES DES FONDATEURS)


                                               CARTAN LIMITED


                                               By: /s/ Peter G. Beattie
                                                   ------------------------------------------
                                                   Peter G. Beattie, Director


                                               By: /s/ James C. McCartney
                                                   ------------------------------------------
                                                   James C. McCartney, Vice-President





     07/96

    CBR 190
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                                       6
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

    FORM 2
   BUSINESS                                             CONSENT TO ACT AS A FIRST DIRECTOR
 CORPORATIONS                                         CONSENTEMENT DU PREMIER ADMINISTRATEUR
      ACT


   FORMULE 2
  LOI SUR LES
 SOCIETES PAR
    ACTIONS

                      I,/je soussigne(e),                            JOAN CAMERON
                                          -----------------------------------------------------------------------------------
                                                          (FIRST NAME, INITIALS AND SURNAME)
                                                         (PRENOM, INITIALES ET NOM DE FAMILLE)


                      residing at/du          25 The Esplanade, Apt. 612, Toronto, Ontario M5E 1W5
                                     ----------------------------------------------------------------------------------------
                                                 (STREET & NO., R.R. NO., MUNICIPALITY & POSTAL CODE)
                                       (RUE ET NUMERO, NUMERO DE LA R.R., NOM DE LA MUNICIPALITE ET CODE POSTAL)



                      HEREBY CONSENT TO ACT AS A FIRST DIRECTOR OF              accepte par la presente de devenir premier
                                                                                administrateur de



                                                           1329507              ONTARIO INC.
                      ------------------------------------------------------------------------------------------------------
                                                                 (NAME OF CORPORATION)
                                                         (DENOMINATION SOCIALE DE LA SOCIETE)







                                                                                                 /s/ Joan Cameron
                                                                                    ----------------------------------------
                                                                                         SIGNATURE OF THE CONSENTING PERSON
                                                                                              SIGNATURE DE L'ACCEPTANT







 DYE & DURHAM
FORM 2(B.C.A.)
     07/96

    CBR 191

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